SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2001
                                                  ------------------


                           ZIASUN TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


     000-27349                                           84-1376402
--------------------------                   ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


5252 North Edgewood Drive, Suite 325, Provo, Utah                      84604
-------------------------------------------------                     --------
(Address of principal executive offices)                             (Zip Code)

                                 (801) 431-0629
               --------------------------------------------------
              (Registrant's telephone number, including area code)


        665 San Rodolfo Drive, Suite 120, Solana Beach, California 92075
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

     Sale of Shares of Asia4sale.com, Inc.
     ------------------------------------

     ZiaSun Technologies, Inc. ("ZiaSun") entered into a Share Purchase Agreement with Ko Jen Wang, effective as of October 1, 2001, under which the ZiaSun agreed to sell all 5,400,000 restricted shares of Asia4sale.com, Inc. ("Asia4sale"), owned and held by ZiaSun as an investment, in consideration of 200,000 shares of ZiaSun and $30,000 in cash payable at closing. The closing is expected to occur on or before Ocotber 15, 2001, upon which the 200,000 shares of ZiaSun received in this transaction will be cancelled. A copy of the Share Purchase Agreement relating to the above-described transaction, is attached as an exhibit to this report and is incorporated herein by reference.

Item 5. Other Information.
        -----------------

     Joint Venture Agreement.  - OIA Asia Pacific Private Limited
     ------------------------------------------------------------

     On September 27, 2001, Online Investors Advantage, Inc. ("OIA"), a wholly-owned subsidiary of the Company along with two Singapore residents, Hon Leong Chong and Eric Lip Meng Tan, entered into a Joint Venture Agreement under which they formed a Singapore corporation, "Online Investors Advantage Asia Pacific Private Limited," to expand OIA's business in the Asian marketplace, including the performance of marketing services, the distribution of OIA's materials and conducting workshops initially in Singapore, Malaysia, Brunei and Hong Kong. OIA Singapore is owned 75% by OIA and 25% by Messrs. Chong & Tan. A copy of the Joint Venture Agreement between OIA and Messrs. Chong and Tan, is attached to this report and incorporated herein by reference.

     Change of Corporate Headquarters
     --------------------------------

     Effective October 1, 2001, in conjunction with anticipated consummation of the merger of ZiaSun and Telescan, Inc., with INVESTools, Inc., ZiaSun has begun its transition of consolidating it operations and has relocated its headquarters to the offices of Online Investors located in Provo, Utah. ZiaSun's new headquarters are located at:

     ZiaSun Technologies, Inc.          Telephone: (801) 431-0629
     5252 North Edgewood Drive          Facsimile: (801) 229-2896
     Suite 325
     Provo, Utah 84604


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
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
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     (c)  The  following  exhibits are attached  hereto  pursuant to Item 601 of
          Regulation S-K.

     Exhibit
     Number         Description
     ------         -----------
     10.57          Joint Venture Agreement between OIA and Messrs. Hon Leong
                    Chong and Eric Lip Meng Tan.

     10.58          Share Purchase Agreement between ZiaSun  Technologies,  Inc.
                    and Ko Jen Wang regarding the sale of Asia4sale.com, Inc., shares.

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
                                   SIGNATURES
                                   -----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZIASUN TECHNOLOGIES, INC.
                                             (Registrant)


Date: October 2, 2001                        /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its: CEO and Chairman of the Board


Date: October 2, 2001                        /S/ Ross W. Jardine
                                             ----------------------------------
                                             By: Ross W. Jardine
                                             Its: Vice President and CFO

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
                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number         Description
     ------         -----------
     10.57          Joint Venture Agreement between OIA and Messrs. Hon Leong
                    Chong and Eric Lip Meng Tan.

     10.58          Share Purchase Agreement between ZiaSun  Technologies,  Inc.
                    and Ko Jen Wang regarding the sale of Asia4sale.com, Inc., shares.


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